Exhibit 10.23


                                ALBERTSON'S, INC.
                        2000 DEFERRED COMPENSATION TRUST






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


                                ALBERTSON'S, INC.
                        2000 DEFERRED COMPENSATION TRUST
                                TABLE OF CONTENTS

PREAMBLE                                                                             1

ARTICLE I:             DEFINITIONS                                                   1

ARTICLE II:            NAME AND ESTABLISHMENT OF TRUST                               7
     Section 2.01      Name and Purpose                                              7
     Section 2.02      Appointment of Trustee; Acceptance                            7
     Section 2.03      Appointment of Recordkeeper; Acceptance                       8
     Section 2.04      Grantor Trust                                                 8

ARTICLE III:           PROVISIONS RELATING TO THE EMPLOYER                           8
     Section 3.01      Contributions                                                 8
     Section 3.02      Insurance Policies                                            8
     Section 3.03      Letters of Credit                                             9
     Section 3.04      Return of Employer Contributions                              9
     Section 3.05      Certain Employer Notices                                     10
     Section 3.06      Action by Employer                                           10
     Section 3.07      Employer Liability                                           10

ARTICLE IV:            PROVISIONS RELATING TO TRUSTEE AND RECORDKEEPER              10
     Section 4.01      Receiving Contributions                                      10
     Section 4.02      Management and Control of Trust Assets                       10
     Section 4.03      Investment of Trust Assets                                   11
     Section 4.04      Distribution of Trust Assets; Limitations                    12
     Section 4.05      Protection of Trustee                                        14
     Section 4.06      Creditors of Employer                                        14
     Section 4.07      Compensation and Expenses                                    15
     Section 4.08      Limitation of Administrative Duties                          15
     Section 4.09      Accountings                                                  15
     Section 4.10      General Management Powers                                    16
     Section 4.11      Insurance Policies                                           18
     Section 4.12      Liability for Breach of Fiduciary Duty                       20
     Section 4.13      Consultation and Indemnification                             20
     Section 4.14      Resignation and Removal                                      21
     Section 4.15      Duties of the Recordkeeper                                   24
     Section 4.16      Determinations by the Trustee; Notices                       24
     Section 4.17      Rights of Trustee                                            24
     Section 4.18      Priority of Distribution and Liquidation of Trust Assets     25


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ARTICLE V:             GENERAL ADMINISTRATIVE PROVISIONS                            26
     Section 5.01      Exchange of Information by the Employer and the Trustee      26
     Section 5.02      Information to the Recordkeeper and Trustee                  26
     Section 5.03      Mistake of Fact                                              26
     Section 5.04      Taxes                                                        26
     Section 5.05      Investment Company Act                                       27

ARTICLE VI:            AMENDMENT AND TERMINATION                                    27
     Section 6.01      Right to Amend                                               27
     Section 6.02      Termination of Trust and Reversion of Assets                 28

ARTICLE VII:           MISCELLANEOUS PROVISIONS                                     28
     Section 7.01      Entire Agreement                                             28
     Section 7.02      Successors                                                   28
     Section 7.03      Headings                                                     29
     Section 7.04      Controlling Law                                              29
     Section 7.05      Third-Party Inquiries                                        29
     Section 7.06      Courts; Arbitration                                          29
     Section 7.07      Addresses For Communications                                 29
     Section 7.08      Waiver of Notice                                             30
     Section 7.09      Accounting Period                                            30
     Section 7.10      Interest in the Trust Fund                                   30
     Section 7.11      Counterparts                                                 30
EXHIBIT A -  Form of Irrevocable Letter of Credit                                   31
EXHIBIT B -  Real Estate Leases                                                     35
EXHIBIT C -  Actuarial Assumptions                                                  36
EXHIBIT D -  Trust Property                                                         38
EXHIBIT E -  Form of Certificate to the Trustee Certificate                         39
EXHIBIT F -  Individuals Eligible to be Participants                                40
EXHIBIT G - Assignment Agreement                                                    41
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                                       ii

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               ALBERTSON'S, INC. 2000 DEFERRED COMPENSATION TRUST



     THIS TRUST AGREEMENT is made and entered into the 1st day of January, 2000, by and between ALBERTSON'S, INC., a Delaware corporation, as grantor, IBJ
Whitehall Bank & Trust Company, a New York banking corporation,  as trustee, and
Management Compensation Group, Northwest, LLC, a Delaware limited liability company, as recordkeeper.

                                   WITNESSETH:

     WHEREAS,  Albertson's,  Inc. is adopting,  effective  January 1, 2000,  the
Albertson's,  Inc. 2000 Deferred  Compensation Plan as amended from time to time
(the "Plan"); and

     WHEREAS, Albertson's, Inc. has incurred or expects to incur liability under the terms of the Plan with respect to individuals participating in the Plan; and

     WHEREAS,  Albertson's,  Inc.  wishes  to  establish  a grantor  trust  (the
"Trust") for the purpose of accumulating assets to assist it in fulfilling its obligations under the Plan, to which Trust Albertson's, Inc. shall make contributions in the amounts determined in accordance with the terms of the Plan and this trust agreement; and

     WHEREAS, Albertson's, Inc. desires the Trustee to hold and administer all funds and other property contributed by Albertson's, Inc. and the Trustee is willing to hold and administer such funds pursuant to the terms of this trust agreement; and

     WHEREAS, Albertson's, Inc. desires that the assets of the Trust shall be available to satisfy the claims of Albertson's, Inc. general creditors in case of insolvency or bankruptcy;

     NOW, THEREFORE, in consideration of the promises, covenants, agreements, terms, obligations and duties herein set forth, the Trust to be named the "Albertson's, Inc. 2000 Deferred Compensation Trust" is hereby established effective from and after the date first above written, and the parties do hereby covenant and agree, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following words and phrases are used in this trust agreement and shall have the meaning set forth in this Article unless a different meaning is clearly required by the context:

                                     Page 1

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         "Additional  Premium  Payment  Obligation"  shall  mean any  additional premiums, assessments, dues, charges and interest on any Insurance Policies held in the Trust as may be  necessary  following  the  satisfaction  of the  Premium
Payment Obligation to cause each of such Insurance Policies to be paid in full.

         "Additional Premium Payment Obligation Amount" shall mean the aggregate payments required to be made by the Employer to the Trustee in order to satisfy any Additional Premium Payment Obligation.

         "Application" shall mean a written application from a Participant or a beneficiary of a deceased Participant received by the Recordkeeper requesting a payment from the Trust by reason of a benefit being due to such Participant or beneficiary under the Plan.

         "Bank" shall mean the commercial bank issuing a Letter of Credit.

         "Board of Directors" shall mean the Board of Directors of the Employer.

         "Change in Control" shall mean the  occurrence in a single  transaction or series of  transactions  after  January 1, 2000,  of any one of the following events or circumstances:  (a) merger,  consolidation or reorganization where the beneficial  owners of the Voting Securities  immediately  preceding such merger, consolidation or reorganization beneficially own less than 80% of the securities possessing  the  right to vote to elect  directors  or to  authorize  a  merger, consolidation  or  reorganization  with  respect to the  survivor,  after giving
effect  to  such   merger,   consolidation   or   reorganization,   (b)  merger,
consolidation  or  reorganization  of the  Employer  where  20% or  more  of the incumbent  directors of the Employer are changed,  (c) acquisition by any person or group,  as defined for purposes of Section 13(d) of the Exchange  Act,  other than a trustee or other fiduciary  holding Voting  Securities  under an employee benefit plan of the Employer (or a corporation owned, directly or indirectly, by the holders of Voting  Securities in substantially  the same proportion as their ownership of Voting  Securities)  of beneficial  ownership of 20% or more of the
Voting Securities (such amount to include any Voting  Securities  acquired prior to January 2, 2000), (d) during any period of two consecutive years, individuals who at the  beginning of such period  constitute  the Board of Directors and any new director (other than a director  designated by a person who has entered into an agreement with the Employer to effect a transaction described in clauses (a),
(b), (c) or (e) of this paragraph) whose election by the Employer's shareholders was approved by a vote of at least  two-thirds  (2/3) of the directors  still in office  who  either  were  directors  at the  beginning  of the  period or whose election or nomination  for election was  previously so approved,  cease for any reason to constitute a majority thereof,  or (e) approval by the shareholders of the  Employer  of a plan of  liquidation  or  dissolution  with  respect  to the
Employer or an agreement for the sale or  disposition  by the Employer of all or substantially all the Employer's assets;  provided,  that in the event the exact date of a Change in Control cannot be determined, such Change in Control will be deemed to have  occurred on the earliest  date on which it could have  occurred.
The  Trustee  and the  Recordkeeper  shall rely upon  notice  from the  Employer pursuant  to Section  3.05,  provided  such  notice  concludes  that a Change in

                                     Page 2
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Control  has  occurred.  In the  absence of such a notice,  the  Trustee and the
Recordkeeper may require and rely upon an Opinion of Counsel relating to whether a Change in Control has occurred. Any Opinion of Counsel with respect to a Change in Control shall specify the date on which the Change in Control occurred, or if an exact date cannot be determined, the earliest date on which such Change in Control could have occurred and cover such other matters as the Trustee or the Recordkeeper shall reasonably require. Notwithstanding the foregoing, the occurrence of any of the foregoing events or transactions shall not be deemed to be a Change in Control of the Employer, if prior to the consummation of any of the foregoing events or transactions, the Continuing
Directors  (as  defined  in  paragraph  1 of Article  TWELFTH of the  Employer's
Restated Certificate of Incorporation, dated May 27, 1998) adopt a resolution to the effect that a Change in Control for the purposes of this Trust shall not be deemed to have occurred upon the consummation of any such event or transaction.

     "Code" shall mean the Internal Revenue Code of 1986, as from time to time amended. Reference to a section of the Code shall include that section and any comparable section or any future legislation that amends, supplements or supersedes said section.

     "Deficiency Amount" shall mean, with respect to each Participant and beneficiary of a deceased Participant, the amount of unpaid benefits, if any, and interest thereon, determined in accordance with Section 4.04(c).

     "Eligible Person" shall mean an employee of the Employer who is eligible to participate in the Plan but is not a Participant.

     "Employer" shall mean Albertson's, Inc., a corporation organized and existing under the laws of the State of Delaware, or its successor or successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, all subsequent amendments thereto and any successor statute(s) adopted which addresses substantially the same subject matter. Further, a reference to any section of the Exchange Act shall refer to the section in effect on September 1, 1988, all subsequent amendments thereto and any successor section(s) adopted which addresses substantially the same subject matter.

     "Expert"  shall mean the  Recordkeeper,  the  Insurance  Adviser,  the Real
Estate Adviser and any consultant, adviser, engineer, accountant, appraiser, actuary or other expert hired or retained by the Trustee to provide advice or to make or assist in making any determination hereunder.

     "Expert's Certificate" shall wean a certificate signed by an Expert or, if the Expert is a corporation or partnership, by two of its executive officers or partners.

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         "Insurance  Adviser" shall mean a person,  firm or corporation hired or retained  by the  Employer  or  Trustee  to assist it in  procuring,  modifying, liquidating or valuing any Insurance Policies held by the Trust.

         "Insurance Company" shall mean any insurance company or companies from which the Employer or Trustee shall have procured Insurance Policies.

         "Insurance Policies" shall mean life insurance policies purchased on the life of any Participant or Eligible Person from any Insurance Company.

         "Letter of Credit" shall mean an irrevocable letter of credit issued for the benefit of the Trustee pursuant to Article III, substantially in the form attached hereto as Exhibit "A", by a United States commercial bank, or a United States office of a foreign bank, which issuing bank is acceptable to the Trustee, has a long-term debt rating by Standard & Poor's Corp. of no less than A (or the equivalent rating by Moody's Investors Service, Inc.), and whose combined capital and surplus is no less than $1,000,000,000.

         "Majority Participants" shall mean at any time Participants whose Value of Accrued  Benefits then aggregate more than 66-2/3% of the then Value of Total
Accrued  Benefits.   For  purposes  of  determining   "Majority   Participants,"
"Participants" shall include persons then considered Participants under the Plan and beneficiaries of deceased Participants, and the Trustee shall be entitled to rely on the determination of the Recordkeeper as to whether or not a Participant or  beneficiary  of  a  deceased  Participant  or a  group  of  Participants  or beneficiaries of deceased Participants constitute "Majority Participants".

         "Opinion of Counsel" shall mean a written opinion from legal counsel acceptable to the Trustee. Such counsel may but need not be legal counsel regularly retained by the Employer or the Trustee.

         "Participant" shall mean an employee of the Employer participating in the Plan, as well as all former Participants whose benefits under the Plan have not been fully distributed.

         "Plan" shall mean the  Albertson's,  Inc.  2000  Deferred  Compensation
Plan, adopted effective January 1, 2000, as from time to time amended.

         "Potential   Change  in  Control"   shall  mean  the  occurrence  in  a
transaction or series of transactions  after January 1, 2000, of any one or more of the following events or circumstances:  (a) a tender offer or its substantial equivalent  made by any person or group,  as defined for the purposes of Section
13(d) of the Exchange  Act, to purchase or otherwise  acquire  securities of the
Employer which if consummated,  together with securities already owned, directly or  indirectly,  by the offeror,  would give the offeror  beneficial  ownership, directly or indirectly, of 20% or more of the Voting Securities, (b) acquisition by any person or group (other than  acquisitions by a trustee or other fiduciary

                                     Page 4
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under an employee benefit plan of the Employer,  and other than  acquisitions by the personal representative(s), when acting in such capacity, of the estates of J.A. Albertson and/or Kathryn Albertson), as defined for purposes of Section
13(d) of the Exchange Act, of beneficial  ownership of 20% or more of the Voting
Securities (such amount to include any Voting Securities acquired prior to January 2, 2000), (c) filing or the requirement for filing by any person or group, as defined for purposes of Section 13(d) of the Exchange Act, of an initial Schedule 13D or 13G with the Securities and Exchange Commission, or of an amendment to an existing Schedule 13D or 13G indicating a cumulative increase in beneficial ownership by any person or group of at least an additional 5% of the Voting Securities in comparison with such person's or group's Schedule 13D or 13G on file with the Securities and Exchange Commission as of September 1, 1988, (d) solicitation of proxies by a person or group, as defined for purposes of Section 13(d) of the Exchange Act (other than management or the Board of Directors), having beneficial ownership of 1% or more of the Voting Securities for election, removal or change of directors of the Employer or with respect to resolutions seeking or directing (1) any transaction or series of transactions with a person or group, as defined for purposes of Section 13(d) of the Exchange
Act, beneficially owning 5% or more of the Voting Securities, (2) to impose any restriction, supermajority requirement or other limitation on the power of the Board of Directors, or (3) sale, merger or other disposition involving more than 20% of the Voting Securities or assets (by book value) of the Employer or (e) receipt by the Employer of an offer to acquire beneficial ownership of 20% or more of the Voting Securities by merger, acquisition or otherwise; provided that in the event the exact date of a Potential Change in Control cannot be determined, such Potential Change in Control will be deemed to have occurred on the earliest date on which it could have occurred; and, provided further, that a particular occurrence of any of the foregoing events or circumstances shall not be deemed to be a Potential Change in Control if within 15 days after receipt by the Board of Directors of actual notice from the Employer of the occurrence of a particular event or circumstance, the Board of Directors adopts a resolution to the effect that a Potential Change in Control for the purposes of this Trust shall not be deemed to have occurred (but only if at least a two-thirds majority of the members of the Board of Directors at the time of adoption of such resolution were members immediately prior to such event or circumstance). The
Trustee and the Recordkeeper shall rely upon notice from the Employer pursuant to Section 3.05, provided such notice concludes that a Potential Change in Control has occurred. In the absence of such a notice, the Trustee and the Recordkeeper may require and rely upon an Opinion of Counsel relating to whether a Potential Change in Control has occurred. Any Opinion of Counsel with respect to a Potential Change in Control shall specify the date on which the Potential
Change in Control occurred, or if an exact date cannot be determined, the earliest date on which such Potential Change in Control could have occurred and cover such other matters as the Trustee or the Recordkeeper shall reasonably require.

         "Premium Payment Obligation" shall mean all premiums, assessments, dues, charges and interest on all the Insurance Policies held in the Trust necessary to cause each of such Insurance Policies to be paid in full.

                                     Page 5
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         "Premium Payment  Obligation  Amount" shall mean the aggregate payments required  to be paid by the  Employer to the Trustee in order to satisfy in full the Premium Payment Obligation.

         "Real Estate Adviser" shall mean a person, firm or corporation hired or retained by the Trustee to manage, or to assist in managing, the real estate assets and/or the Real Estate Leases held by the Trust or to assist in the sale by the Trustee of any of the real estate assets held by the Trust.

         "Real Estate Leases" shall mean the lease agreements set forth and described in Exhibit "B" attached hereto and by this reference made a part hereof, if any, and shall include any future real estate leases entered into between the Employer and the Trustee pursuant to Section 3.01 with respect to real property contributed by the Employer to the Trust.

         "Recordkeeper" shall mean the person or persons from time to time serving as recordkeeper with respect to the Trust.

         "Repurchase  Obligation" shall mean the requirement in each Real Estate
Lease that the Employer repurchase in cash from the Trustee the property which is the subject of such Real Estate Lease upon a Change in Control or at the termination of the Real Estate Lease.

         "Repurchase Obligation Amount" shall mean the purchase price required by each Real Estate Lease to be paid by the Employer to the Trustee to repurchase the property which is the subject of such Real Estate Lease upon a Change in Control or at the termination of the Real Estate Lease.

         "Retention Amount" shall mean $50,000.00.

         "Trust" shall mean the trust set forth in and created by this document, and all subsequent amendments thereto.

         "Trust Fund" shall mean all assets held by the Trustee under the Trust.

         "Trust Year" shall mean the fiscal year of the Employer.

         "Trustee" shall mean the person or persons from time to time serving as trustee of the Trust.

         "Value of Accrued Benefits" shall mean at any time with respect to a Participant or beneficiary of a deceased Participant an amount equal to the present value of his or her benefit accrued under the Plan determined based on the actuarial assumptions described on Exhibit "C" attached hereto, but without taking into account any changes in pay out options under the Plan made following a Change in Control, as calculated by the Recordkeeper.


                                     Page 6
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         "Value of the Trust Fund" shall mean at any time an amount equal to the then total of the following:  (a) the Value of Trust Insurance Policies, (b) the
Value of Trust Real  Estate,  (c) any  undrawn  amount  under a Letter of Credit
(other than any letter of credit  delivered to the Trustee  pursuant to the Real
Estate  Leases),  and (d) the fair market value of all other assets of the Trust
Fund, each as determined by the Trustee.

         "Value of Total Accrued Benefits" shall mean at any time an amount equal to the aggregate of the Value of Accrued Benefits for all Participants and beneficiaries of deceased Participants as of the date of determination, as calculated by the Recordkeeper.

         "Value of Trust Insurance Policies" shall mean the cash surrender value at any time of the Insurance Policies held in the Trust, as determined by the Insurance Adviser.

         "Value of Trust Real Estate" shall mean at any time an amount equal to the aggregate of all Repurchase Obligation Amounts.

         "Voting Securities" shall mean securities possessing the right to vote to elect directors or to authorize a merger, consolidation or reorganization of the Employer.

         In this agreement the singular includes the plural and the plural the singular; words importing any gender include any other gender; and references to "days" shall mean calendar days, unless otherwise specified.


                                   ARTICLE II

                         NAME AND ESTABLISHMENT OF TRUST


         Section 2.01. Name and Purpose. The name of the Trust shall be the "Albertson's, Inc. 2000 Deferred Compensation Trust." This Trust is established in conjunction with the Plan, and any successor of the foregoing, for the purpose of holding, investing and distributing assets as a reserve for the discharge of the Employer's obligations to Participants or beneficiaries of deceased Participants entitled to benefits pursuant to the provisions of the Plan.

         Section 2.02. Appointment of Trustee;  Acceptance.  The Employer hereby appoints IBJ Whitehall Bank & Trust Company, a New York banking corporation,  as sole  Trustee for the Trust.  The Trustee  hereby  accepts  the  appointment  as
Trustee under the Trust.  In accepting such  appointment,  the Trustee agrees to act solely as trustee  hereunder  and not in its  individual  capacity;  and all persons  having any claim  against  the  Trustee  by reason of the  transactions
contemplated   hereby  shall  look  only  to  the  Trust  Fund  for  payment  or satisfaction thereof, except to the extent otherwise provided in Section 4.17(d)
hereof.


                                     Page 7
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         Section 2.03.  Appointment of  Recordkeeper;  Acceptance.  The Employer
hereby  appoints  Management  Compensation  Group,  Northwest,  LLC,  a Delaware
limited  liability   company,   as  its  Recordkeeper   under  this  Trust.  The
Recordkeeper  hereby accepts the appointment as Recordkeeper under the Trust. It is recognized that Management  Compensation Group,  Northwest,  LLC also acts as the independent consulting actuary of the Employer with respect to the Plan.

         Section 2.04. Grantor Trust. The Trust is intended to be a grantor trust, within the meaning of Section 671 of the Code, and shall be construed accordingly. The Employer, therefore, agrees that all income, deductions and credits of this Trust belong to it as owner for income tax purposes and will be included on the Employer's income tax returns.


                                   ARTICLE III
                       PROVISIONS RELATING TO THE EMPLOYER


         Section 3.01. Contributions. With the execution of this trust agreement the Employer has  transferred to the Trustee the property  listed on Exhibit "D"
attached  hereto.  The Employer may from time to time deliver to the Trustee one or more  Insurance  Policies,  Letters of  Credit,  or  contribute  cash or real property  to the Trust  which is  acceptable  to the Trustee and enter into Real
Estate Leases with the Trustee which are acceptable to the Trustee,  in order to fund all or a portion of its obligation to make contributions to this Trust. All
Employer   contributions  and  all  investments   thereof,   together  with  all
accumulations, accruals, earnings and income with respect thereto, shall be held by the Trustee in trust hereunder as the Trust Fund.

         Section 3.02. Insurance Policies. The Employer shall give the Trustee the original of each Insurance Policy established for the benefit of the Trust, executed by the Insurance Company issuing such Insurance Policy. Upon the earlier of the occurrence of a Change in Control or Potential Change in Control, the Employer shall (i) irrevocably assign to the Trustee all ownership interest the Employer may have in any Insurance Policies held in the Trust, pursuant to an assignment agreement substantially in the form attached hereto as Exhibit G;
and (ii) pay to the Trustee the Premium Payment Obligation Amount with respect to the Insurance Policies held in the Trust. If, following the satisfaction of the Premium Payment Obligation, the Trustee receives a notice from any Insurance
Company regarding the existence of an Additional Premium Payment Obligation, the Trustee shall so notify the Employer promptly and the Employer shall pay to the Trustee any Additional Premium Payment Obligation Amount with respect to such
Insurance Policies.


                                     Page 8

         Section 3.03. Letters of Credit. The Employer shall give the Trustee the original of each Letter of Credit established for the benefit of the Trust, executed by the Bank issuing such Letter of Credit. The Trustee shall draw on every Letter of Credit to the full extent thereof on the earlier of:

                  (a) Receipt of an Opinion of Counsel stating that a Change in Control has occurred;and

                  (b) On the tenth business day preceding the last day of the term of each Letter of Credit that is due to expire and has not been extended, unless, prior to taking such action, the Trustee receives the original of a replacement Letter of Credit, executed by the Bank issuing such Letter of Credit, and in at least the amount of the Letter of Credit which is due to expire;

except to the extent the Trustee has received cash contributions from the Employer up to the amount of, and in substitution for, the Letter of Credit which is due to expire.

         Section  3.04.  Return of Employer  Contributions.  Subject to Sections
4.06 and 6.02, Employer contributions shall be irrevocable upon the earlier of the occurrence of a Change in Control or Potential Change in Control. The foregoing notwithstanding, after the Employer has satisfied its Premium Payment Obligation or Additional Premium Payment Obligation with respect to all Insurance Policies, has satisfied its Repurchase Obligation with respect to all Real Estate Leases, and provided there is then no unpaid Deficiency Amount with respect to any Participant or beneficiary of a deceased Participant, or at any time prior to the time when the Trust shall become irrevocable as provided in
Section 6.02 (and without revoking the Trust), the Employer shall be entitled to a return of a portion of the Trust Fund in accordance with the following:

                  (a) The Employer shall give not less than 30 days advance written notice to the Trustee and the Recordkeeper that the Employer is invoking its rights to a return of a portion of the Trust Fund pursuant to this Section 3.04.

                  (b) The  Employer  may  exercise its rights under this Section
         3.04 no more frequently than twice during any 12 month period.

                  (c) Upon  receipt of a notice  from the  Employer  pursuant to
         Section 3.04(a) the Trustee shall determine the then Value of the Trust Fund and the Recordkeeper shall determine the then Value of Total
         Accrued Benefits. To the extent the then Value of the Trust Fund exceeds an amount equal to 1.3 times the sum of (1) the then Value of Total Accrued Benefits, plus (2) the Retention Amount, the Trustee shall liquidate sufficient Trust assets (or, notwithstanding Section 4.18, distribute Trust assets in kind, as directed by the Employer) and return such excess to the Employer.

         Section 3.05. Certain Employer Notices. The Employer hereby agrees to give prompt notice to the Trustee, the Recordkeeper and each Participant and beneficiary of a deceased Participant of the occurrence of a Potential Change in Control or a Change in Control.

         Section 3.06. Action by Employer. Whenever the Employer is permitted or required to perform any act hereunder, it shall be done and performed by an officer or other delegate duly authorized by the Employer. Promptly following the execution of this trust agreement, the Employer shall file with the Trustee and the Recordkeeper a certified list of the names and specimen signatures of any person authorized to act for the Employer. The Employer shall promptly notify the Trustee and the Recordkeeper of the addition or deletion of any person's name to or from such list, respectively. Until receipt of notice that any person is no longer authorized so to act, the Trustee or the Recordkeeper may continue to rely on the authority of the person. All certifications, notices and directions by any such authorized person or persons to the Trustee or the Recordkeeper shall be in writing signed by such person or persons. The Trustee and the Recordkeeper may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons.

         Section 3.07. Employer Liability. Nothing in this trust agreement shall relieve the Employer of its liabilities to pay the benefits provided for under the Plan except to the extent such liabilities are met by the application of Trust assets.


                                   ARTICLE IV

                 PROVISIONS RELATING TO TRUSTEE AND RECORDKEEPER

         Section 4.01. Receiving Contributions. The Trustee shall receive and accept contributions from the Employer in accordance with this trust agreement as a reserve for the discharge of the Employer's obligations to Participants and beneficiaries of deceased Participants entitled to benefits pursuant to the Plan.

         Section 4.02. Management and Control of Trust Assets. The Trustee shall have exclusive authority and discretion to manage and control all assets in the Trust Fund, except as may otherwise be provided herein. Notwithstanding the foregoing, upon the appointment of an Insurance Adviser or Real Estate Adviser the Trustee shall rely exclusively on the advice of such Insurance Adviser or Real Estate Adviser, regarding the management and control of the Insurance Policies or real estate assets and/or Real Estate Leases held by the Trustee, respectively.

         Section 4.03. Investment of Trust Assets. The Trustee shall promptly invest and re-invest the assets of the Trust Fund. Prior to a Change in Control and so long as a Potential Change in Control has not occurred and continued to the date of determination, the Trustee shall rely upon any investment directions from the Employer, and the Trustee shall not be required to inquire into the propriety of such directions; provided, however, the Trustee shall not be required to invest assets of the Trust Fund in a manner that it reasonably believes could result in any damage or liability on the part of the Trustee in its individual capacity. The Trustee shall not be liable for the consequences of following such directions. Following a Change in Control and during any period of time when a Potential Change in Control shall have occurred and be continuing, the Trustee shall invest and re-invest the assets of the Trust Fund as it shall determine but only in investments constituting one or more of the following:

                  (a) Obligations of the United States Government or any agency thereof which are supported by the full faith and credit of the United States Government, and obligations guaranteed by the United States Government.

                  (b) Commercial paper rated no less than Prime-l by Moody's Investors Service, Inc. or as A-l by Standard & Poor's Corp., or bankers' acceptances or certificates in United States commercial banks (but only with banks which at the time of purchase have a combined capital and surplus in excess of $200,000,000 and whose long-term debt is rated no less than A by Standard & Poor's Corp., or the equivalent rating by Moody's Investors Service, Inc.), or such instruments similarly rated by any successor to either of such investment rating services; provided, no purchases shall be made of commercial paper which is credit enhanced or which is issued by a company whose headquarters is outside the United States, and no more than $2,000,000 shall be invested in the commercial paper of any one company.

                  (c) Direct and general obligations of any state within the United States, to the payment of the principal of and interest on which the full faith and credit of such state is pledged, provided at the time of their purchase such obligations are rated no less than A by Standard & Poor's Corp. with respect to long-term obligations, or the equivalent rating by Moody's Investors Service, Inc., and no less than MIG-l by Moody's Investors Service, Inc. with respect to short-term obligations, or the equivalent rating by Standard & Poor's Corp.; provided, no more than $1,000,000 shall be invested in any one issue of notes or bonds and no more than 15% of the Trust Fund shall be invested at any time in state obligations; and, provided further, no purchases shall be made of state obligations which are credit enhanced.

                  (d) Non-interest bearing operating accounts of the Trust with the Trustee, even though the Trustee does not otherwise meet the investment requirements of this Section 4.03; provided that if the Trustee does not meet the investment requirements of this Section 4.03, such accounts may not in the aggregate exceed $100,000.

                  (e) Insurance Policies, Real Estate Leases, the property listed on Exhibit "D" and real property contributed to the Trust by the Employer.

                  (f) Temporary investment funds and/or money market funds, including the IBJ Whitehall Bank & Trust Company Money Market Fund, which meet the criteria described in Section 4.03(a) through (c).

         Section 4.04.     Distribution of Trust Assets; Limitations.

                  (a) At the direction of the Employer to the Recordkeeper prior to a Change in Control or upon the Application of a Participant or beneficiary of a deceased Participant after a Change in Control, the Recordkeeper shall prepare a certification to the Trustee that benefits under the Plan have become payable, which certification shall be in substantially the form attached hereto as Exhibit "E." Such certification shall include the amount of such benefits, the terms of payment, and the name, address and social security number of the recipient. Upon the receipt of such certified statement and subject to
         Section 4.06, the Trustee shall liquidate such Trust assets as may be available and necessary to pay the benefits set forth in such certification and shall make or commence cash distributions from the Trust Fund in accordance therewith to the person or persons so indicated and to the appropriate taxing authorities with respect to taxes required to be withheld; provided, however, that the Trustee shall not be required to make any distribution which would reduce the value of the assets of the Trust Fund described in Section 4.03(a) through (d) to less than the Retention Amount. The Recordkeeper shall also furnish a copy of such certification to the Participant or the beneficiary of a deceased Participant. The Trustee shall furnish each Participant or beneficiary of a deceased Participant with the appropriate tax information form evidencing such payment and the amount thereof. The Trustee shall provide the Employer with written confirmation of any payments hereunder within 10 business days after such payments are made or commenced to a Participant or beneficiary of a deceased Participant. Notwithstanding any provision of the Trust to the contrary, the Trustee shall make payments hereunder before such payments are otherwise due if, and to the extent that, it (l) receives a written request therefor from a Participant or beneficiary of a deceased Participant, which written request specifies the amount to be distributed, and (2) determines, based on an Opinion of Counsel, that a change in the federal tax laws, a published ruling or similar announcement issued by the Internal Revenue Service, the issuance of Treasury Regulations, a decision by a court of competent jurisdiction involving a Participant or beneficiary of a deceased Participant, or a closing agreement involving a Participant or beneficiary of a deceased Participant made under Section 7121 of the Code, has caused or will cause a Participant or beneficiary of a deceased Participant to recognize income for federal income tax purposes with respect to such amounts before they otherwise would be paid to him or her.

                  (b) Subject to Section 4.06, the only persons who shall be entitled to payments from this Trust pursuant to this Section 4.04 following a Change in Control shall be Participants and beneficiaries of deceased Participants under the Plan as of the Change in Control, and persons who become beneficiaries of such persons. Following a Change in Control, no Participant or beneficiary of a deceased Participant shall be entitled to receive distributions from this Trust with respect to any benefit accrued under the Plan attributable to contributions after a Change in Control or to an election made after a Change in Control to lengthen pay out options under the Plan. The Trustee shall make distributions pursuant to this Section 4.04 only as directed by the Recordkeeper and shall be entitled to rely on any certification received from the Recordkeeper for purposes of complying with this Section 4.04(b).

                  (c) Following a Change in Control, payments from the Trust shall be adjusted for the 12 month period commencing each June 1 in accordance with the following:

                         (1) Adjustments to payments from the Trust shall be made only in the event the Value of the Trust Fund as of the last day of the immediately preceding Trust Year was less than an amount equal to the sum of (A) the Value of Total Accrued Benefits as of the last day of the immediately preceding Trust Year, plus (B) the Retention Amount.

                         (2) If an adjustment is required, all payments otherwise payable from the Trust during the applicable 12 month period shall be reduced to an amount equal to the payment which would otherwise have been made, multiplied by a fraction, the numerator of which is the Value of the Trust Fund as of the last day of the immediately preceding Trust Year, and the denominator of which is an amount equal to the sum of (A) the Value of Total Accrued Benefits as of the last day of the immediately preceding Trust Year, plus (B) the Retention Amount.

                         (3) Any amount not paid to a Participant or beneficiary
                    of a deceased Participant by reason of this Section 4.04(c) shall be considered a Deficiency Amount and shall accrue interest from the date payment would otherwise have been made, until paid, at the interest crediting rate provided for in Exhibit "C".

                         (4) Deficiency Amounts shall be paid to Participants and beneficiaries of deceased Participants as soon as practicable following any Trust Year when, and to the extent that, the Value of the Trust Fund as of the last day of such Trust Year exceeds an amount equal to the sum of (A) the Value of Total Accrued Benefits as of the last day of such Trust Year, plus (B) the Retention Amount. Payment of Deficiency Amounts shall be pro rata based on the unpaid Deficiency Amounts as of the date of payment.

         Section 4.05. Protection of Trustee. The Trustee shall be fully protected in making or refraining from making any payments in accordance with the terms of this trust agreement.

         Section 4.06. Creditors of Employer. The Trust Fund shall at all times be subject to the claims of the Employer's general creditors but shall be utilized to satisfy any such claims only in the case of the Employer's bankruptcy or insolvency. The Employer shall be considered "bankrupt" or "insolvent" if the Employer is either unable to pay its debts when due or is subject to a proceeding under the Bankruptcy Code, 11 U.S.C. ss. 101, et seq. The Board of Directors and chief executive officer of the Employer are responsible to give written notice to the Trustee and the Recordkeeper of the Employer's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice of the Employer's bankruptcy or insolvency, or in the case of the Trustee's receipt of a written notice from a creditor of the Employer alleging the Employer's bankruptcy or insolvency, the Trustee shall discontinue payments to Participants and beneficiaries of deceased Participants and shall hold the Trust Fund for the benefit of the Employer's general creditors. The Trustee shall resume payments to Participants and beneficiaries of deceased Participants only after it has been notified by the Employer (or has received an Expert's Certificate or Opinion of Counsel stating) that the Employer is no longer bankrupt or insolvent or pursuant to an order of a court of competent jurisdiction. If the Trustee discontinues payments to Participants and beneficiaries of deceased Participants, the first payment following such discontinuance shall include the aggregate of all payments which would have been made to the Participants and beneficiaries of deceased Participants Together with interest calculated at the interest crediting rate provided for in Exhibit "C" on the amount of the delayed distributions).

         Section 4.07. Compensation and Expenses. The Trustee and the Recordkeeper shall be entitled to receive compensation for services rendered. Such compensation shall be the usual and customary fees of the Trustee or Recordkeeper in effect from time to time for similar services unless in the case of the Trustee, an amount is agreed upon in writing by the Employer and the Trustee and in the case of the Recordkeeper, the Employer and the Recordkeeper, and shall, unless paid directly by the Employer, be a lien against and paid out of the assets of the Trust Fund; provided, an individual serving as Trustee who receives compensation from the Employer for full-time employment shall not receive additional compensation from the Trust. The Recordkeeper and the Trustee (whether or not the Trustee is a full-time employee of the Employer) shall be reimbursed for any reasonable expenses, including reasonable counsel and Expert fees, incurred by the Recordkeeper or the Trustee in connection with the acceptance or administration of the Trust Fund or Trust and the exercise or performance of any of their respective powers or duties hereunder, and such expenses shall, unless paid directly by the Employer, be a lien against and paid out of the assets of the Trust Fund.

         Section 4.08. Limitation of Administrative Duties. Nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any responsibilities, obligations or duties on the Trustee or the Recordkeeper other than those set forth herein. Without limiting the generality of the foregoing, the Trustee shall have no responsibility, obligation or duty with respect to any action required by the Plan, or this Trust to be taken by the Employer, the Recordkeeper, the Insurance Adviser, the Real Estate Adviser or any other Expert, any employee, Participant, beneficiary or any other person, and the Recordkeeper shall have no responsibility, obligation or duty with respect to any action required by the Plan or this Trust to be taken by the Employer, the Trustee, any employee, Participant, beneficiary or any other person.

         Section 4.09. Accountings. Within 15 days following the close of each Trust Year, the Trustee shall file with the Employer and the Recordkeeper, and with each Participant with respect to each Trust Year ending after a Change in Control, a written statement and accounting setting forth:

               (a) A categorized schedule of the assets and liabilities of the Trust Fund, at cost and current value, as of the end of the Trust Year; provided, that the Insurance Policies shall be valued at their cash surrender value; and, provided further, that real estate which is the subject of a Real Estate Lease shall be valued at its Repurchase Obligation Amount and all other real estate shall be valued at zero;

               (b) A categorized schedule of the receipts, disbursements and other transactions for the Trust Year; and


               (c) A description of all assets purchased and sold during the Trust Year.

Such accountings shall be in a form and format usable in preparing and filing returns and reports with the Internal Revenue Service and in accordance with generally accepted accounting principles. Upon receipt of written approval of the accounting from the Employer (or upon the passage of 60 days without written objections having been delivered to the Trustee) such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

         Section 4.10. General Management Powers. Subject to Section 4.03, with respect to the Trust Fund the Trustee shall have the following powers, rights and duties in addition to those otherwise vested in the Trustee herein or by law:

               (a) To sell, exchange, transfer and otherwise deal with the Trust Fund in such manner, for such consideration and on such terms and conditions as the Trustee shall determine;

               (b) To retain in cash so much of the Trust Fund as the Trustee shall from time to time determine and to deposit cash with any depositary;

               (c) To register any securities or other property held by it hereunder in its own name or in the name of its nominees with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold any securities in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

               (d) To pay all reasonable costs, charges and expenses incurred in the administration of the Trust Fund, including fees for reasonable services rendered to the Trustee by any person, firm or corporation other than the Employer, and all taxes that may be levied or assessed under existing or future laws upon or in respect to the Trust or the Trust Fund or the income thereof;

               (e) To employ suitable agents (including a Real Estate Adviser) and counsel who may be counsel for the Employer;

               (f) To credit and distribute the Trust Fund pursuant to the terms of the trust agreement;

               (g) To compromise, contest, arbitrate or abandon claims and demands, all in the Trustee's discretion;

               (h) To perform any and all other acts which, in the Trustee's judgment, are necessary or appropriate for the proper management, investment and distribution of the Trust Fund;

                    (i) To retain any funds or  property  subject to any dispute
               (and without liability for the payment of interest) and to refuse to make payment or delivery thereof until final adjudication by a court of competent jurisdiction;

               (j) To begin, maintain or defend any litigation necessary in connection with the administration of this Trust and the Trust Fund;

               (k) To make such deposits (including certificates of deposit) and open such number of bank accounts (including interest and noninterest bearing accounts) in such bank(s) (including the Trustee, and any bank which is an agent of the Trustee or otherwise a fiduciary with respect to the Plan and Trust) in the name of the Trustee, and to make deposits therein in order to facilitate the payment of benefits, as the Trustee shall determine. The amounts on deposit in each such account shall constitute a part of the Trust Fund until paid out in accordance with the Plan;

               (l) To maintain accurate records and accounts of all investments, receipts, disbursements and other transactions of the Trust Fund and to open such records and accounts to the inspection by the Employer and its duly authorized representatives during normal business hours of the Trustee, and to the Participants and their duly authorized representatives following a Change in Control, during normal business hours of the Trustee;

               (m) To adopt such rules and regulations for the operation and administration of the Trust as the Trustee shall determine to be necessary and appropriate and in keeping with the terms and purposes of the Trust;

               (n) To construe and  interpret  the terms and  provisions of this
          Trust, and any such construction or interpretation adopted in good faith shall be binding on the Employer, and any employees, dependents and beneficiaries, and their successors, assigns, executors, administrators and/or legal representatives;

                  (o) To withhold any taxes with respect to the property or income of the Trust Fund or to withhold any amounts otherwise payable from the Trust Fund; and to dispose of any amounts so withheld as determined by the Trustee;

                  (p) To hold the Trust Fund assets for the benefit of the creditors of the Employer and to deliver assets to satisfy such creditor's claims as directed by a court of competent jurisdiction pursuant to Section 4.06; and

                  (q) To do any and all other acts and things necessary, proper or advisable to effectuate the purposes of this Trust to the extent the same are permissible under applicable laws.


         Section 4.11.     Insurance Policies.

                  (a) Prior to the occurrence of a Change in Control or Potential Change in Control, the Trustee, upon written direction of the Employer, shall pay from the Trust Fund such sums to any Insurance Company as the Employer may direct. The Employer shall prepare the application for any Insurance Policies to be applied for. Subject to
         Section 3.02 and the provisions hereinafter set forth in this Section 4.11, the Employer, prior to the occurrence of a Change in Control or Potential Change in Control may, in its sole discretion, retain complete and absolute ownership of all or any portion of the Insurance Policies held in the Trust or may, in its discretion, cause the Trustee to retain ownership of all or any portion of the Insurance Policies held in the Trust. The Trustee shall receive and hold in the Trust, subject to the provisions hereinafter set forth in this Section 4.11, all Insurance Policies so obtained.

                  (b) Prior to the occurrence of a Change in Control or a Potential Change in Control, the Trustee, irrespective of any ownership interest it may hold in any Insurance Policies held in the Trust, shall have no discretion (i) with respect to the exercise of any of the powers enumerated or implied under this Section 4.11 or (ii) to take any other action permitted by any Insurance Policy held in the Trust, but shall exercise such powers or take such action only upon the written direction of the Employer. Prior to the occurrence of a Change in Control or a Potential Change in Control, the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction.

                  (c) Prior to the occurrence of a Change in Control or Potential Change in Control, the Employer shall direct the Insurance Company to notify the Employer of all premiums and other payments due or to become due, the respective amounts of any said premiums or amounts, and the respective dates when such amounts are due, whereupon the Employer shall verify the names of the individual Participants covered under such Insurance Policies; thereafter, the Trustee, upon written direction of the Employer, shall promptly pay from the Trust Fund as soon as practicable thereafter any premiums, assessments, dues, charges and interest, if any, with respect to any Insurance Policy held in the Trust Fund. Prior to the occurrence of a Change in Control or a Potential Change in Control, the Trustee shall have no duty to make such payment unless and until it shall have received such direction.

                  (d) Upon the occurrence of a Change in Control or a Potential Change in Control, the Trustee, pursuant to the assignment stipulated in Section 3.02, shall be the complete and absolute owner of the Insurance Policies held in the Trust, shall have power without consent of any other person, to exercise any and all the rights, options or privileges that belong to the absolute owner of any Insurance Policy held in the Trust or that are granted by the terms of any such Insurance Policy or by the terms of this trust agreement.

                  (e) In the event of a sale, assignment or surrender of any Insurance Policy held in the Trust Fund, or the receipt by the Trustee of any interest, dividend or other payments in respect of any Insurance Policy, the Trustee shall hold in the Trust Fund the proceeds of any such sale, assignment or surrender, any and all interest and other payments of any kind received in respect of any Insurance Policy and shall invest such funds in accordance with Section 4.03.

                  (f) No Insurance Company that may issue any Insurance Policy shall be deemed to be a party to this trust agreement for any purpose, or to be responsible in any way for the validity of this trust agreement or have any liability under this trust agreement other than as stated in each Insurance Policy that it may issue. Upon the occurrence of a Change in Control or a Potential Change in Control, any Insurance Company may deal with the Trustee as sole owner of any Insurance Policy issued by it and held in the Trust Fund, without inquiry as to the authority of the Trustee to act, and may accept and rely upon written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any Insurance Company, under any of the terms of the Insurance Policies issued by it and held in the Trust Fund, either to the Trustee, or, in accordance with its direction, to any other person or persons the Trustee shall designate as payces shall be a full and complete discharge of the liability to pay such sums, and the Insurance Company shall have no obligation to look to the disposition of any sums so paid. No Insurance Company shall be required to look into the terms of this trust agreement, to question any action of the Trustee or to see that any action of the Trustee is authorized under the terms of this trust agreement.

                  (g) Anything contained in this trust agreement to the contrary notwithstanding, neither the Employer nor the Trustee shall be liable for the refusal of any Insurance Company to issue or change any Insurance Policy or Insurance Policies or to take any action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Insurance Policy or Insurance Policies held in the Trust Fund; nor for the act of any person or persons that may render any such Insurance Policy or Insurance Policies null and void; nor for the failure of any Insurance Company to pay the proceeds and avails of any such Insurance Policy or Insurance Policies as and when the same shall become payable.

                  (h) In the event any conflict occurs between the provisions of any Insurance Policy and either this trust agreement or the Plan, the provisions of the trust agreement or Plan shall govern and control, as applicable.

         Section 4.12. Liability for Breach of Fiduciary Duty. Except as provided in Section 4.17(d), the Trustee shall not be liable for any losses to the Trust Fund resulting from the breach of any of the responsibilities, obligations or duties imposed upon the Trustee herein or by applicable laws.

         Section 4.13.  Consultation and Indemnification.

                  (a) The Trustee and the Recordkeeper may consult with counsel, and neither the Trustee nor the Recordkeeper shall be deemed imprudent by reason of taking or refraining from taking any action in accordance with an Opinion of Counsel.

                  (b) The Employer hereby indemnifies the Trustee and holds it harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, costs and expenses of any kind or nature whatsoever, including, without limitation, attorney's fees and disbursements (except those caused by the Trustee's gross negligence or willful misconduct) that may be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of or in connection with this trust agreement, the acceptance or administration by the Trustee of the Trust or the Trust Fund, the exercise or performance by the Trustee of any of its powers or duties hereunder and any of the transactions contemplated by this trust agreement, including (but not limited to) distributions to Participants, beneficiaries of deceased Participants and upon the termination of the Plan or Trust.

                  (c) The Employer hereby indemnifies the Recordkeeper and holds it harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, claims, demands, costs and expenses of any kind or nature whatsoever, including, without limitation, attorney's fees and disbursements (except those caused by the Recordkeeper's gross negligence or willful misconduct) that may be imposed on, incurred by or asserted against the Recordkeeper in any way relating to or arising out of or in connection with this trust agreement, the exercise or performance by the Recordkeeper of any of its powers or duties hereunder and any of the transactions contemplated by this trust agreement.

                  (d) Neither the Trustee nor the Recordkeeper shall be required to give any bond or any other security for the faithful performance of their respective duties under this trust agreement, except as such may be required by any law which prohibits the waiver thereof.

                  (e) The Employer shall assume, at its own expense, the defense of any action commenced against the Trustee or the Recordkeeper asserting any claim which would be covered by the indemnities set forth in this Section 4.13. The Trustee and the Recordkeeper shall each have the right to employ its own counsel in any such action to which it is a party, and the reasonable fees and expenses of such counsel shall be borne by the Employer.

                  (f) The Employer's obligations under this Section 4.13 shall survive the termination of this trust agreement and the resignation or removal of any Trustee.

         Section  4.14.   Resignation  and  Removal.   The  Trustee  and/or  the
Recordkeeper shall resign or be removed and a successor Trustee and/or Recordkeeper appointed according to the following procedures:

                  (a) The Trustee may be removed by the Employer at any time prior to a Change in Control, with or without cause, and following a Change in Control, with or without cause but only with the written consent of the Majority Participants, upon the giving of not less than 31 days prior written notice. The Trustee may resign upon the giving of not less than 31 days prior written notice to the Employer and all Participants and beneficiaries of deceased Participants. No resignation or removal of the Trustee pursuant to this Section 4.14 shall become effective until the acceptance of appointment by the successor Trustee.

                  (b) Prior to a Change in Control the Employer shall fill a vacancy in the office of Trustee as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be a financial institution that is independent of the Employer, and a copy to the predecessor Trustee and the Recordkeeper. Following a Change in Control, the Employer shall be entitled to fill a vacancy in the office of Trustee, but only with the consent and approval of the Majority Participants, as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy which person(s) must be a financial institution that is independent of the Employer. If the vacancy in the office of Trustee has not been filled within 20 days following the Trustee's resignation or removal, the Trustee shall have the right to petition a court of competent jurisdiction to appoint a successor Trustee.

                  (c) The appointment of a successor Trustee shall take effect upon delivery to the Trustee of a written appointment of such successor Trustee, duly executed by the Employer, the Majority Participants, or the predecessor Trustee as the case may be, and a written acceptance by such successor Trustee, duly executed thereby. Except as described in the preceding sentence, a successor Trustee shall succeed to the title to the assets in the Trust Fund without the signing or filing of any document and the rights and obligations of the Trustee under each Insurance Policy or Letter of Credit shall automatically become the rights and obligations of the successor Trustee, and the Trustee shall have no further rights, duties, obligations or liabilities with respect to any Insurance Policy, Letter of Credit or Real Estate Lease. The resigning or removed Trustee shall execute all documents and do all acts reasonably necessary to vest such title of record in the successor Trustee. A successor Trustee shall have all of the powers conferred by this trust agreement as if originally named Trustee.

                  (d) Within 60 days after transfer of the assets in the Trust Fund, the resigning or removed Trustee shall render to the Employer a statement and accounting in the form and manner prescribed by Section
         4.09. Unless the Employer shall, within 60 days after receipt of such accounting, object in writing delivered to such Trustee, such accounting shall be deemed approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

                  (e) A successor Trustee shall not be liable or responsible for any acts or defaults of a predecessor Trustee or co-Trustee, or for any losses or expenses resulting from or occasioned by anything done or neglected to be done in the administration of the Trust Fund or Trust prior to its appointment as Trustee, nor shall it be required to inquire into or take notice of the prior administration of the Trust Fund or Trust.

                  (f) The Recordkeeper may be removed by the Employer at any time prior to a Change in Control, with or without cause, and following a Change in Control, with or without cause but only with the written consent of the Majority Participants, upon the giving of not less than 31 days prior written notice to the Recordkeeper. The Recordkeeper may resign on the giving of not less than 31 days prior written notice to the Trustee, the Employer and all Participants and beneficiaries of deceased Participants. No resignation or removal of the Recordkeeper pursuant to this Section 4.14 shall become effective until the acceptance of appointment by the successor Recordkeeper.

                  (g) Prior to a Change in Control, the Employer shall fill a vacancy in the office of Recordkeeper as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be independent from the Employer and must be a certified consulting actuary or firm of actuaries or certified public accountant or firm of certified public accountants, and a copy to the predecessor Recordkeeper and the Trustee. Following a Change in Control, the Employer shall be entitled to fill a vacancy in the office of Recordkeeper, but only with the consent and approval of the Majority Participants, as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be independent from the Employer and must be a certified consulting actuary or firm of actuaries or certified public accountant or firm of certified public accountants. If the vacancy in the office of Recordkeeper has not been filled within 20 days following the Recordkeeper's resignation or removal, the Trustee shall have the right to appoint a successor Recordkeeper. The appointment of a successor Recordkeeper shall take effect upon delivery to the Recordkeeper, with a copy to the Trustee, Employer and all Participants and beneficiaries of deceased Participants, of a written appointment of such successor Recordkeeper, duly executed by the Employer, the Majority Participants or the Trustee, as the case may be, and a written acceptance by such successor Recordkeeper, duly executed thereby. As soon as practicable after the Recordkeeper has resigned or has been removed hereunder, it shall deliver to the successor Recordkeeper all reports, records, documents and other written information in its possession regarding the Elan, the Trust Fund and the Participants, and thereupon shall be entitled to all unpaid fees, compensation and reimbursements to which it is entitled under this Trust and shall be relieved of all responsibilities and duties under this Trust.

                  (h) If the Trustee consolidates, merges or converts into, or transfers all or substantially all its trust business or assets to another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 4.15. Duties of the Recordkeeper. Within 10 days following the close of each Trust Year ending after a Change in Control, the Recordkeeper shall file with the Employer and the Trustee a written statement setting forth for each Participant and beneficiary of a deceased Participant his or her Value of Accrued Benefits and account balance(s) as of the last day of such Trust Year. In the event the Employer fails to provide the Recordkeeper with the information necessary to prepare such written statement, the Recordkeeper shall file the written statement based on a good faith estimate of the Value of Accrued Benefits and account balance(s). In addition, the Recordkeeper shall maintain or cause to be maintained all the Participant records required by this Trust and shall perform such other duties and responsibilities necessary or advisable to achieve the objectives of this Trust. Following a Change in Control, the Recordkeeper shall prepare and distribute to the Employer, Participants and beneficiaries of deceased Participants, Participant statements which shall include income tax information, if that information is supplied to the Recordkeeper by the Employer, or its delegate, with respect to payments to Participants and beneficiaries of deceased Participants. In the event that the Employer refuses or neglects to provide updated Participant information, as contemplated herein, the Recordkeeper shall be entitled to rely on the most recent information furnished to it by the Employer. The Recordkeeper shall have no responsibility to verify information provided to it by the Employer; provided, however, no information provided by the Employer following a Change in Control shall reduce any benefit to which a Participant or beneficiary of a deceased Participant was entitled under the Plan or this Trust as of the Change in Control.

         Section 4.16. Determinations by the Trustee; Notices. Within 21 days following receipt by the Trustee of written notice from any Participant or beneficiary of a deceased Participant that such Participant or beneficiary believes a Potential Change in Control or Change in Control has taken place, the Trustee shall determine if a Potential Change in Control or Change in Control has in fact occurred, in accordance with the procedures set forth in the definitions of such terms. Within 5 days of making the foregoing determination the Trustee shall give written notice of its determination to the Employer, Recordkeeper and all Participants and beneficiaries of deceased Participants, which notice shall attach a complete copy of any Opinion of Counsel rendered to the Trustee with regard to the foregoing, a complete copy of the notice to the Trustee alleging that a Potential Change in Control or Change in Control has occurred as well as all materials in the possession of the Trustee which relate to the foregoing determinations.

         Section 4.17.     Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.

                  (b) Before the Trustee acts or refrains from acting, and in making any determination with respect to a Change in Control, a Potential Change in Control, the Value of the Trust Fund or any other determination hereunder (including but not limiting to determinations of the validity of consents of the Majority Participants), the Trustee may require and rely on an Expert's Certificate or an Opinion of Counsel or both covering such matters as the Trustee may reasonably require The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Expert's Certificate or Opinion of Counsel or with the consent of the Majority Participants.

                  (c) The Trustee may act through agents and Experts and shall not be responsible for the misconduct or negligence of any agent or Expert appointed and retained with due care or with the consent of the Employer or the Majority Participants.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided that the Trustee's conduct does not constitute gross negligence or willful misconduct. The Trustee shall be liable for any action it takes or omits to take and which constitutes gross negligence or willful misconduct.

                  (e) No provision of this trust agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 4.18. Priority of Distribution and Liquidation of Trust Assets. Whenever Trust assets are required to be distributed pursuant to this trust agreement, the Trustee shall pay such distributions with cash on hand, if any. To the extent cash on hand (not including the Retention Amount) is not sufficient to pay such distributions, the Trustee shall in the following priority: (a) liquidate investments described in Section 4.03 other than paragraph (e) thereof, (b) draw on any Letter of Credit held by the Trust to the extent necessary to pay the required distribution, (c) liquidate real estate assets and/or Real Estate Leases held by the Trust and (d) liquidate any Insurance Policies held by the Trust.

                                    ARTICLE V

                        GENERAL ADMINISTRATIVE PROVISIONS

         Section 5.01. Exchange of Information by the Employer and the Trustee. The Trustee shall furnish to or on the order of the Employer whatever information relating to the Trust Fund is necessary for the performance by the Employer of its functions with respect to the Plan or this Trust. The Employer shall furnish to or on the order of the Trustee whatever information relating to the Trust Fund and Participants and beneficiaries of deceased Participants is necessary for the performance by the Trustee of its functions hereunder. The Employer and Trustee may each rely and act upon information so furnished without further inquiry.

         Section 5.02. Information to the Recordkeeper and Trustee. The Employer shall provide the Recordkeeper with a certified copy of the Plan and all amendments thereto, and the resolutions or other actions of the Employer approving the Plan and all amendments thereto, promptly upon their adoption and all information necessary to determine the benefits payable to or with respect to each Participant, including any benefits payable after each Participant's death and the recipient of the same. The Employer shall regularly, at least annually, or promptly on the request of the Recordkeeper, furnish revised updated information to the Recordkeeper. In addition, promptly after the last day of each calendar year quarter the Employer agrees to notify the Trustee and Recordkeeper as to those persons who are then Participants or beneficiaries of deceased Participants, which notice shall specify the name, address and social security number of such persons. The Trustee shall be entitled to rely on the latest available written notice from the Employer regarding such information. The Employer shall be responsible for keeping accurate books and records with respect to the employees of the Employer, their compensation and their rights and interests in the Trust Fund and under the Plan.

         Section 5.03. Mistake of Fact. Any misstatement or any other mistake of fact in any certificate, notice or other document filed with the Employer, the Recordkeeper or the Trustee shall be corrected when it becomes known and proper adjustment shall be made by reason thereof; provided, however, the Trustee shall offset any overpayment to any Participant or beneficiary of a deceased Participant against future payments to such Participant or beneficiary but shall have no obligation to seek reimbursement from any Participant, beneficiary of a deceased Participant or other person to whom the Trustee has disbursed amounts from the Trust Fund pursuant to any such certificate, notice or other document.

         Section 5.04. Taxes. The Employer may from time to time pay taxes of any and all kinds whatsoever which at any time are levied or assessed upon or become payable in respect of the Trust Fund, the income therefrom or any property forming a part thereof, or any purchase, sale, collateral security or other transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust Fund or in respect of such income, property or transaction are not paid by the Employer, the Trustee shall pay such taxes out of the Trust Fund and the Employer shall reimburse the Trustee for any amounts so paid. The Trustee shall, at the Employer's expense, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel, but only if the Trustee has received an indemnity bond or other security satisfactory to it to pay all of its fees and expenses with respect to such contest; provided, however, the Trustee shall have no obligation to contest if it receives an Opinion of Counsel to the effect that there is no reasonable basis in law or fact for such contest. Alternatively, the Employer may itself contest the validity of any such taxes.

         Section  5.05.  Investment  Company  Act.   Notwithstanding  any  other
provision of this trust agreement, the Employer and the Trustee agree that in the event the Trust may be deemed to be an "investment company" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act"), they shall use their best efforts to take such action as shall be necessary so that either (i) the Trust will qualify for an exemption from the provisions of the Investment Company Act or (ii) the Trust will not be deemed to be such an investment company.


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

         Section 6.01. Right to Amend. Prior to the time when the Trust shall become irrevocable as provided in Section 6.02, this trust agreement may be amended by an instrument in writing, duly executed by the Employer and delivered to the Trustee, which instrument shall certify to the Trustee that the Trust has not become irrevocable. When the Trust shall become irrevocable as provided in
Section 6.02, this trust agreement may not thereafter be amended in whole or part by the Employer; provided, however, that this trust agreement may nonetheless be amended by an instrument in writing, duly executed by the Employer, and delivered to the Trustee and all Participants and beneficiaries of deceased Participants only (a) with the express written consent of the Majority Participants on the date of such amendment, (b) as necessary to obtain a favorable ruling from the Internal Revenue Service with respect to the tax consequences of the establishment or settlement of the Trust as a grantor trust within the meaning of Section 671 of the Code, (c) as necessary to obtain an Opinion of Counsel that the Plan is an unfunded plan of deferred compensation or
(d) as necessary to prevent the Trust from being deemed an "investment company" as defined under the Investment Company Act or to ensure that the Trust qualifies for an exemption from the provisions of such act. Provided, that the duties, powers and liabilities of the Trustee shall not be increased without the Trustee's written consent, and, provided further, that the amount or time for payment of any benefit hereunder to any Participant or beneficiary of a deceased Participant may not be reduced or adversely affected without the written consent of the affected Participant or beneficiary.

         Section 6.02. Termination of Trust and Reversion of Assets. Following the occurrence of a Change in Control or Potential Change in Control, and regardless of whether or not such Potential Change in Control shall exist as of a later date of determination, the Trust shall be irrevocable; provided that the Trust shall nonetheless terminate upon the earlier of (a) the payment of all amounts due Participants and beneficiaries of deceased Participants under the Plan, as determined by the Recordkeeper, and (b) the later of (i) January 1, 2025, and (ii) the date which is 21 years following the death of the last surviving individual eligible to be a Participant listed on Exhibit "F" attached hereto and by this reference made a part hereof. At any time prior to a Change in Control or Potential Change in Control the Trust may be revoked by the Employer by an instrument in writing delivered to the Trustee and accompanied by an Opinion of Counsel stating that the Trust is revocable and that neither a Change in Control nor a Potential Change in Control has occurred. The foregoing to the contrary notwithstanding, if the Trustee has received notice, pursuant to
Section 3.05 or Section 4.16, that a Change in Control or Potential Change in Control may have occurred, the Trust may not be revoked until the Trustee has determined that a Change in Control or Potential Change in Control has not occurred. Upon revocation of the Trust, any and all assets remaining in the Trust Fund after payment of the Trustee's and Recordkeeper's compensation and other expenses of the Trust, shall revert to the Employer and the Trustee shall promptly transfer any such assets to the Employer. Upon termination of the Trust other than by revocation, the Trustee shall pay all amounts due Participants and beneficiaries of deceased Participants under the Plan, as determined by the Recordkeeper, and any and all assets remaining in the Trust Fund after payment of the Trustee's and Recordkeeper's compensation and other expenses of the Trust, shall revert to the Employer and the Trustee shall promptly transfer any such assets to the Employer. Upon termination of the Trust for whatever reason the Trustee shall prepare and file a final statement and accounting with the Employer and all necessary returns, statements, forms and reports as may be required of the Trustee by law. Upon receipt of written approval of the accounting from the Employer (or upon the passage of 60 days without written objections having been delivered to the Trustee) such accounting shall be deemed approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS


         Section 7.01. Entire Agreement. This trust agreement constitutes the entire understanding and agreement between the parties and supersedes all prior agreements, representations and understandings relating to the subject matter hereof.

         Section 7.02. Successors. This trust agreement shall be binding upon all persons entitled to benefits under the Plan and their respective heirs and personal representatives, upon the Employer, its successors and assigns, and upon the Trustee and its successors.

     Section 7.03. Headings. The headings used in this trust agreement are inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions of this trust agreement.

     Section 7.04. Controlling Law. Except to the extent superseded by the laws of the United States of America, the laws of the State of Idaho (other than the choice of law principles thereof) shall govern all questions arising with respect to this trust agreement and the interpretation and validity of its provisions.

     Section 7.05. Third-Party Inquiries. No person dealing with the Trustee shall be obliged to see to the application of any money paid or property delivered to the Trustee, or as to whether or not the Trustee has acted pursuant to any authorization required or set forth in this trust agreement.

     Section 7.06. Courts; Arbitration. The Employer agrees that by the establishment of this Trust it hereby foregoes any judicial review of certification by the Recordkeeper as to the benefit payable to any person hereunder. If a dispute arises as to the amounts or timing of any such benefits or the persons entitled thereto under the Plan or this Trust, the Employer agrees that such dispute shall be resolved by binding arbitration proceedings initiated in accordance with the rules of the American Arbitration Association and that the results of such proceeds shall be conclusive and shall not be subject to judicial review. It is expressly understood and agreed that pending a resolution of any such dispute, payment of benefits shall be made and continued by the Trustee in accordance with the certification by the Recordkeeper and that the Trustee and the Recordkeeper shall have no liability with respect to such payments. The Employer agrees to pay the entire cost of any arbitration or legal proceeding, including the legal fees of the Trustee, the Recordkeeper and the Participant or the beneficiary of any deceased Participant regardless of the outcome of any such proceeding or the party which initiated any such proceeding, and until so paid the expenses thereof shall be a charge on and lien against the Trust Fund. The Employer agrees to pay the foregoing costs as such costs are incurred, but not more frequently than on a monthly basis. Nothing in this Section shall be construed to in any way limit any right or remedy a Participant or beneficiary may have under the Plan.

     Section 7.07. Addresses For Communications. All communications, directions, notices and requests required or permitted to be given hereunder shall be in writing and shall be given to the following:

         If to Employer, to:       Albertson's, Inc.
                                   250 Parkcenter Blvd.
                                   Boise, Idaho 83726
                                   Attention: Corporate Secretary

         If to Trustee, to:        IBJ Whitehall Bank & Trust Company
                                   One State Street
                                   New York, New York 10004
                                   Attention: Nicholas J. Cascio

                                   and

                                   Hughes, Hubbard and Reed
                                   One Battery Park Plaza
                                   New York, New York 10004-1482
                                   Attention: Gilson Gray, Esq.

         If to Recordkeeper, to:   Management Compenstion Group, Northwest LLC
                                   205 SE Spokane Street
                                   Portland, Oregon 97202
                                   Attention: David J. Taylor (or his successor
                                              regarding Albertson's, Inc.)

If to a Participant or beneficiary of a deceased participant, to the last known address of the Participant or beneficiary on the books and records of the Employer, the Trustee or the Recordkeeper; provided, however, the Trustee shall be entitled to rely on the latest available written notice from the Employer regarding the names and addresses of such persons.

Either the Employer, the Recordkeeper or the Trustee shall have the right to specify in writing in the manner above provided, another address to which subsequent communications, directions, notices and requests to such party shall be given. Any communications, directions, notices and requests given hereunder shall be deemed to have been given as of the date received in writing by the party to whom given.

     Section 7.08. Waiver of Notice. Any notice required by this trust agreement may be waived by the person entitled thereto.

     Section 7.09. Accounting Period. The annual accounting period for this Trust shall be the Trust Year.

     Section 7.10. Interest in the Trust Fund. No employee of the Employer, no dependent or personal representative of an employee of the Employer or person claiming through such an employee and no beneficiary under the Plan shall have any right, title or interest in the Trust or Trust Fund at any time prior to satisfaction of all conditions to a right to payment to such beneficiary from the Trust pursuant to the terms of the Plan and Trust. No benefit, right or interest, if any exists, is transferable or assignable by any employee, dependent or beneficiary and any attempt to effect a transfer or assignment is void. No portion of the Trust Fund shall be subject to attachment, garnishment, levy of execution, bankruptcy proceedings or other legal process of any creditor of any of the Participants or beneficiaries. Notwithstanding any other provision of this Trust to the contrary, the Trust Fund shall at all times remain subject to claims of creditors of the Employer in the event the Employer is adjudicated to be bankrupt or insolvent as provided herein.

     Section 7.11. Counterparts. This trust agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this trust agreement to be executed the day and year first above written.
                              EMPLOYER:
                              ALBERTSON'S, INC.

                              /s/  Thomas R. Saldin
                              By:  Thomas R. Saldin
                              Its: Executive Vice President and
                                   General Counsel

                              TRUSTEE:
                              IBJ WHITEHALL BANK & TRUST COMPANY


                              /s/  Nicholas J. Cascio
                              By:  Nicholas J. Cascio
                              Its: Vice President


                              RECORDKEEPER:
                              MANAGEMENT COMPENSATION GROUP, NORTHWEST, LLC


                              /s/  David J. Taylor
                              By:  David J. Taylor
                              Its: Vice President, Account Executive

                                   EXHIBIT "A"

                      FORM OF IRREVOCABLE LETTER OF CREDIT

                                                              [Date of Issuance]
IBJ Whitehall Bank & Trust Company, as Trustee
[Address]

Attention:  [                 ]

Dear Ladies and Gentlemen:

         At the request and for the account of Albertson's, Inc., a Delaware corporation ("Albertson' s"), we hereby establish in your favor (and in favor of your successors, the terms "you" and "yours" referring to you and any successor), as Trustee under the Albertson's, Inc. 2000 Deferred Compensation Trust established pursuant to the trust agreement between Albertson's, Management Compensation Group, Northwest, LLC, a Delaware limited liability company, and IBJ Whitehall Bank & Trust Company, dated [ ] (the "Trust Agreement"), this Irrevocable Letter of Credit No. [ ] in the amount of U.S. $[ ] (the "Maximum Amount"). This Letter of Credit is effective immediately and shall expire at the close of banking business at our office at [address] on [expiration date] unless terminated earlier, or extended, in either case in accordance with the provisions hereof. The amount of this Letter of Credit will be reduced from time to time as hereinafter provided.

         Funds under this Letter of Credit are available to you, in multiple, partial drawings or as a single lump sum drawing hereunder, against delivery to us of the following documents presented (which presentation may be made by facsimile transmission) on a Business Day (as hereinafter defined) at our letter of credit department at [insert address] or at [insert telecopier number], to the specific attention of [ ] or at any other office or telecopier number which may be designated by us by written notice delivered to you:

         1. A sight draft in the form of Annex I hereto, appropriately completed and drawn on us bearing the number of this Letter of Credit and in an amount not in excess of the Maximum Amount, less the amount of any sight draft previously presented under this Letter of Credit.

         2. Your signed certificate in the form of Annex II, appropriately completed.

         3. A copy of this Letter of Credit.

         For purposes of this Letter of Credit, the term "Business Day" shall mean a day on which our letter of credit department specified above as the place for presentation of documents hereunder is open for business.

         This Letter of Credit shall be payable at sight on first demand without prior notice being given to Albertson's by either you or us. Payment of any sight draft shall be made in immediately available funds at or before the close of business on the Business Day next following the day of your presentation of documents, if such presentation is made prior to 2:00 p.m., New York City time, on any Business Day.

         The amount available under this Letter of Credit shall be automatically reduced by the amount of each draft paid hereunder (effective on the date of payment of such draft).

         Upon the earlier to occur of any one of the following events: (i) the surrender to us by you of this Letter of Credit for cancellation, and (ii) the expiration date stated in the initial paragraph hereof, this Letter of Credit shall automatically expire.

         Communications with respect to this Letter of Credit shall be addressed to us at [address], specifically referring to the number of this Letter of Credit.

         We hereby agree that drafts drawn and presented in compliance with this Letter of Credit will be paid in accordance with the terms hereof.

         It is a condition of this Letter of Credit that it will be automatically extended for periods of one year from the then relevant expiry date, unless sixty (60) days prior to that relevant expiry date we notify you by registered mail, return receipt requested, that we elect not to extend this Letter of Credit for any additional period.

         We hereby agree that all notices to you under this Letter of Credit will be sent to you by registered mail, return receipt requested, at the address noted above, or such other address as from time to time specified by you in writing.

         To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practices for Documentary Credits (1983 Revision) International Chamber of Commerce, Publication No. 400 (the "UCP"). This Letter of Credit shall be deemed to be issued under the laws of the State of [State] (including the Uniform Commercial Code as in effect in said State), and as to matters not governed by the UCP, shall be governed by, and construed in accordance with, the laws of the State of [State].

                                             Very truly yours,
                                             [Name of Bank]



                                             By:
                                                Vice President

                                     ANNEX I

                                   SIGHT DRAFT

                                                                          [Date]


         For Value Received, pay on demand (by wire transfer in same day funds) to Account No. [insert number of account to which payment is to be made and name and address of bank] [ ] United States Dollars ($[ ]).


         Charge to Account of (name of account party] Irrevocable Letter of
Credit No. [          ]

To:      [Name of Bank]
         [Address]
         Attention:        [                     ],
                           Letter of Credit Operations


                                             [Name  of  beneficiary  under
                                             above-captioned   Letter  of
                                             Credit]


                                       By:
                                          Title:    [Vice    President,
                                          Assistant    Vice President, Senior
                                          Trust Officer or Trust Officer]

                                    ANNEX II

                                   CERTIFICATE


     The undersigned hereby certifies to [ ], with reference to the Irrevocable Letter of Credit No. [ ] (the "Letter of Credit") in favor of IBJ Whitehall Bank & Trust Company, as trustee (the "Trustee"), as follows (capitalized terms not otherwise defined in this Certificate shall have the meanings given them in the Letter of Credit):

     1. The person signing this Certificate on behalf of the Trustee is a duly authorized representative or Attorney-in-Fact or an officer of the Trustee duly authorized to execute this Certificate.

     2. The amount of the sight draft presented with this Certificate does not exceed the Maximu Amount and is authorized by the Trust
Agreement.

                                   IBJ Whitehall Bank & Trust Company as Trustee


                                   By:
                                      ------------------------------------------
                                      Authorized Representative Officer, or
                                      Attorney-in-Fact

                                   EXHIBIT "B"

                               REAL ESTATE LEASES



                                      NONE

                                   EXHIBIT "C"

                              ACTUARIAL ASSUMPTIONS

         The calculation of the Value of Accrued Benefits of a Participant or beneficiary of a deceased Participant under the Plan shall be performed based on the Investment Option selected by the Participant as a measurement mechanism for the Rate of Return.

A.       Moody's Investment Option

         1.       Interest Crediting Rate:

                  For Participants who have selected Moody's as their Investment Option for all or a portion of their balance, the value of the Accrued Benefits shall be performed using the Participant's appropriate Account Balance under the Plan as of the date of calculation, increased at the interest crediting rate compounded annually to his assumed payment date (based on his assumed benefit commencement date and the benefit option elected), decreased at the discount rate compounded annually, and subject to the following:

           (a) During Employment with the Employer. The interest rate used to credit a Participant's account balance for the period of employment with the Employer beginning on the date of calculation and ending on the Participant's assumed payment date shall be the annual "corporate bond yield average" with respect to "average corporations" as determined from the Moody's Bond Record published by Moody's Investors Service, Inc. closest to the calculation date ("Moody's"), plus 3 percent. Notwithstanding the foregoing, the interest crediting rate used to credit the account balance of a Participant who has separated from service and according to the provisions of the Plan is not eligible for Moody's, plus 3 percent, shall be Moody's, without further adjustment.


           (b) During Periods not Employed with the Employer. The interest rate used to credit a Participant's account balance for the period of non-employment with the Employer beginning on the date of calculation and ending on the Participant's assumed payment date shall be the "corporate bond yield average" with respect to "average corporations" as determined from the Moody's Bond Record published by Moody's Investors Service, Inc. for the five-year period immediately preceding the calculation date ("Moody's Average"), plus 3 percent. Notwithstanding the foregoing, the interest crediting rate used to credit the account balance of a Participant who has separated from service and according to the provisions of the Plan is not eligible for Moody's Average, plus 3 percent, shall be Moody's Average, without further adjustment.

         2.       Discount Rate:

                  The rate used to discount the Participant's assumed benefit payments from the assumed payment date to the calculation date shall be the rate credited to the most recently issued five-year U.S. Treasury notes as of the calculation date.

         3.       Assumed Benefit Commencement Date:

                  The Participant's assumed benefit commencement date shall be the later of (1) and (2):

                  (a)      Age 62.

                  (b)      Five years from date of calculation.

                  Provided, under no circumstances shall a Participant's assumed benefit commencement date be later than age 65.

         4.       Timing of Payments and Contributions:

                  All payments to be paid to the Participant shall be assumed paid at the end of the year. All contributions deferred by the Participant shall be assumed contributed as of the beginning of each year.

         5.       Mortality:

                  No mortality shall be assumed.

B.       Investment Options Other Than Moody's

         For Participants with Account Balances in which they have selected an Investment Option other than the applicable Moody's, the Value of the Accrued Benefits shall be one hundred ten percent (110%) of the Participant's Account Balance on the date of calculation.

                                   EXHIBIT "D"

                                 TRUST PROPERTY



                                   $----------

                                   EXHIBIT "E"
                       FORM OF CERTIFICATE TO THE TRUSTEE
                                   CERTIFICATE

                                                                          [Date]

To:      [Name and Address of the Trustee]
Ladies and Gentlemen:

     1. The undersigned, a duly authorized officer of [Recordkeeper] (in such capacity the "Recordkeeper"), as Recordkeeper under that certain Albertson's, Inc. 2000 Deferred Compensation Trust (the "Trust"), dated the ___ day of ______________ , 1999, between Albertson's, Inc., IBJ Whitehall Bank & Trust Company, as trustee, and Management Compensation Group, Northwest, LLC as recordkeeper, HEREBY CERTIFIES as follows with respect to Section 4.04(a) of the Trust.

     2. Benefits have become payable under the Albertson's, Inc. 2000 Deferred Compensation Plan.

     3. The name, address and social security number of the recipient of such benefits are as follows:

                  Name:
                  Address:
                  Social Security Number:

     4. The amount and terms of payment of such benefits are as follows:

                  Amount:
                  Terms of Payment: [Specify payment dates, number of payments, and any other relevant information]

     IN WITNESS WHEREOF, the undersigned has executed this
Certificate  this  [         ] day of [                     ], [          ].

                                         [Recordkeeper]

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT "F"

                     INDIVIDUALS ELIGIBLE TO BE PARTICIPANTS



                                [TO BE SUPPLIED]

                                   EXHIBIT "G"
                          FORM OF ASSIGNMENT AGREEMENT

     This ASSIGNMENT AGREEMENT, dated as of _______________, ____ is entered into between Albertson's, Inc. ("Assignor"), a Delaware corporation, and IBJ
Whitehall Bank & Trust Company ("Assignee"), the Trustee of the Albertson's, Inc. 2000 Deferred Compensation Plan Trust (the "Trust").

     WHEREAS, pursuant to the trust agreement (the "Trust Agreement"), dated as of _________________, 1999, among Assignee and IBJ Whitehall Bank & Trust Company, a New York banking corporation, as Trustee of the Trust, the Assignor is obligated to assign its ownership interest in any insurance policies held in the Trust upon the occurrence of a Change in Control or Potential Change in Control (as defined in the Trust Agreement);

     WHEREAS, a determination has been made that a Change in Control or Potential Change in Control has occurred, effective as of [ ];

     WHEREAS, the Assignor has retained ownership of certain insurance policies held in the Trust, a list of which policies is provided in the attached Exhibit A (the "Insurance Policies"); and

     WHEREAS, Assignor is obligated to assign to Assignee and Assignee is obligated to accept an assignment of Assignor's ownership in the Insurance Policies.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's rights, options or privileges of ownership under the Insurance Policies. Assignee hereby accepts such assignment and assumes all of Assignor's rights, options or privileges of ownership under the Insurance Policies.

     2. Obligation for Premiums. Nothing in this Assignment Agreement shall be interpreted as (i) obligating the Assignee in any way not specifically provided in the Trust Agreement to pay any Premium Payment Obligation or Additional Premium Payment Obligation (as defined in the Trust Agreement), or (ii) modifying in any way the Assignor's sole and continuing obligation to pay any Premium Payment Obligation or Additional Premium Payment Obligation, as provided in the Trust Agreement.

     3. Successors and Assigns. This Assignment Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

         4. Amendment. This Assignment Agreement shall be irrevocable and may not hereafter be amended in whole or in part by the parties.

                                       ALBERTSON'S, INC.

                                       By:
                                       Its:


                                       IBJ WHITEHALL BANK & TRUST COMPANY

                                       By:
                                       Its: